Exhibit 10.1

                  INTERCREDITOR AND COLLATERAL AGENCY AGREEMENT


     INTERCREDITOR AND COLLATERAL AGENCY AGREEMENT, dated as of October 20, 1997 among The Chase Manhattan Bank, as Collateral Agent (the "Collateral Agent"), Barclays Bank PLC, the Swap Counterparty (the "Swap Counterparty") and Alleghany Funding Corporation, a Delaware corporation (the "Company") and a wholly owned subsidiary of Alleghany Corporation, a Delaware corporation (the "Parent").

                              W I T N E S S E T H:

     WHEREAS, the Company and The Chase Manhattan Bank, as trustee (the "Trustee") have entered into an Indenture dated as of October 20, 1997 (the "Indenture") pursuant to which the Company will issue its $80,000,000 Floating Rate Secured Notes Due 2007 (the "Notes");

     WHEREAS, the Company acquired from the Parent the Installment Note, dated January 7, 1987, from Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPFS"), to the Parent in the face amount of $91,535,343.54 (the "Original Installment Note") the maturity of which has been extended from January 20, 1999 to January 22, 2007 (which, subject to further conditions, may be further extended to January 19, 2010 as therein provided) pursuant to the terms of Amendment No. 2 to Installment Sales Agreement, Installment Note No. 001 and Guarantee dated October 20, 1997 by and among the Company, MLPFS and Merrill Lynch & Co., Inc. ("ML&Co.") (the "Installment Note Extension" and together with the original Installment Note, the "Installment Note"), which is entitled to the benefit of the Guarantee, dated December 8, 1986 of ML&CO. in a principal amount not to exceed $94,535,343.54 (the "Guarantee");

     WHEREAS, the Company will also enter into a Master Agreement and related Confirmation (together, the "Swap Agreement"), each dated October 20, 1997 between the Company and the Swap Counterparty pursuant to which the Company will pay certain amounts received under the Installment Note and Guarantee and receive an amount equal to the Note Interest Rate for each Interest Accrual Period under the Indenture;

     WHEREAS, under this Agreement, the Company will pledge the Installment Note, the Guarantee and the Installment Sales Agreement, dated as of December 8, 1986 by and among the Parent, MLPFS and ML&CO. to the Collateral Agent as security for the Noteholders and the Swap Counterparty pari passu in accordance with the respective amounts owed by the Company to the Noteholders and the Swap Counterparty;

     WHEREAS, under the Indenture the Company will pledge the Swap Agreement to the Trustee as security for the Noteholders and in this Agreement the Swap Counterparty will consent to such pledge;

     WHEREAS, the Company, the Noteholders and the Swap Counterparty wish to appoint The Chase Manhattan Bank as Collateral Agent under this Agreement, to take certain actions relating to the Intercreditor Collateral and to distribute the proceeds of such Intercreditor Collateral and certain other monies to the Holders of the Notes and the Swap Counterparty, all as more fully described herein; and

     NOW, THEREFORE, in consideration of the premises and agreements made herein and for other good and valuable consideration receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:


                                    ARTICLE I

                                   DEFINITIONS

     Section 1.1 Defined Terms. Capitalized terms used herein and defined in the Indenture shall have the meanings therein indicated, except that the following terms shall have the following meanings:

               "Agreement"  means  this   Intercreditor  and  Collateral  Agency
          Agreement.

               "Final Judgment" means a judgment entered by a court having jurisdiction over the subject matter of a proceeding and the parties thereto as to which (a) no appeal or certiorari proceeding may be commenced, or (b) no appeal or certiorari proceeding has been commenced and as to which the time for filing a notice of appeal or petition for certiorari has expired.

               "Foreclosure  Determination"  shall have the meaning  provided in
          Section 4.1.

               "Intercreditor Collateral" means the Installment Sales Agreement, the Installment Note and the Guarantee and all proceeds thereof and all proceeds of the conversion, voluntary or involuntary, of any of the foregoing into cash or other liquid property.

               "Lien" means a lien and security interest in and to all of the Company's right, title and interest in the Intercreditor Collateral.

               "Principal Office" shall mean the principal office of the Collateral Agent, presently located at 450 West 33rd Street, 15th Floor, New York, New York 10001.

               "Settlement Amount" shall have the meaning ascribed to such term in the Swap Agreement.


                                   ARTICLE II

                           GRANT OF SECURITY INTEREST
                               TO COLLATERAL AGENT

     Section 2.1 Grant of Security Interest. The Company hereby Grants to the Collateral Agent, for the benefit and security of the Noteholders and of the Swap Counterparty, all of its right, title and interest in and to the Intercreditor Collateral, pari passu in accordance with the priorities set forth herein. Such Grants are made, however, to secure the Noteholders and the Swap Counterparty, equally and ratably without prejudice, priority or distinction, except as expressly provided herein and in accordance with the priorities set forth herein between the Holder of any Note and the Holder of any other Note or the Swap Counterparty by reason of difference in time of issuance or otherwise, and to secure (i) the payment of all amounts due on the Notes and to the Swap Counterparty in accordance with their terms and the terms of the Swap Agreement, respectively, and in accordance with the priorities set forth herein, (ii) the payment of all other sums payable under this Agreement and (iii) compliance with the provisions of this Agreement, all as provided in this Agreement. The Collateral Agent acknowledges such Grant and agrees to perform the duties herein to the best of its ability to the end that the interests of the Noteholders and the Swap Counterparty may be adequately and effectively protected.


                                   ARTICLE III

                                    SECURITY

     Section 3.1 Purpose of Agreement. This Agreement defines various relationships among the parties hereto and sets forth the duties and powers of the Collateral Agent with respect to the Intercreditor Collateral, and is made for the benefit of the Swap Counterparty and the Noteholders each to the extent provided herein to ensure the payment of the amounts owed to the Swap Counterparty under the Swap Agreement and the Noteholders under the Indenture from time to time and each of the Swap Counterparty's and the Company's due performance of and compliance with all the terms of and other obligations under the Intercreditor Collateral to which it is a party.

     Section 3.2 Collateral. The Noteholders and the Swap Counterparty are entitled to the benefits of any Intercreditor Collateral held or to be held by or for the benefit of the Collateral Agent pursuant to this Agreement to the extent more fully described herein. The Company will deliver or cause to be delivered to the Collateral Agent, promptly upon the execution and delivery hereof and thereof, the executed Installment Note and Guarantee and the Assignment of the Intercreditor Collateral in the form of Exhibit A attached hereto.


                                   ARTICLE IV

                                  DISTRIBUTIONS

     Section 4.1 Authorization. Each of the Swap Counterparty, the Company and the Noteholders by their acceptance of the Notes hereby authorizes the Collateral Agent to act as such party's exclusive agent for purposes of (i) holding the Intercreditor Collateral, (ii) enforcing the respective Liens of the Swap Counterparty and the Noteholders in the Intercreditor Collateral and (iii) exercising only such powers under this Agreement as are expressly delegated to the Collateral Agent hereunder provided, however, that the Collateral Agent shall not foreclose or realize upon or otherwise exercise remedies with respect to the Liens of the Swap Counterparty and the Noteholders unless (A) an Event of Default has occurred and is continuing with respect to the Notes and the Collateral Agent receives a notice that the Notes have been declared due and payable under Section 5.2 of the Indenture and (B) the Trustee at the direction of a Majority of the Noteholders directs the Collateral Agent in writing to sell the Intercreditor Collateral or to foreclose or realize upon "Foreclosure Determination."

     Section 4.2 Distribution upon Event of Default Related to Swap Agreement. In the event that the Collateral Agent receives the written notice and direction referred to in Section 4.1 hereof such that a Foreclosure Determination has occurred and is continuing by reason of a Default in the payment of any amount under the Swap Agreement by the Swap Counterparty, the Collateral Agent shall not apply any proceeds realized upon the Intercreditor Collateral to the payment of any amounts owed to the Swap Counterparty under the Swap Agreement, but rather shall apply such proceeds to the payment of the amounts described in
Section 4.3 except the amounts described in Section 4.3(ii)(B) hereof and shall pay the excess, if any, to the Company.

     Section 4.3 Distribution Upon Other Event of Default. In the event that the Collateral Agent receives the written notice and direction referred to in
Section 4.1 hereof such that a Foreclosure Determination has occurred and is continuing by reason of the occurrence of an Event of Default under the Indenture other than by reason of a Default in the payment of any interest under the Swap Agreement by the Swap Counterparty and upon receipt of any proceeds of the Intercreditor Collateral, the Collateral Agent shall apply all such proceeds: (i) first, to the payment of any fees, expenses, liabilities, advances or other amounts reasonably incurred by the Collateral Agent in maintaining, foreclosing, realizing upon or taking any other action with respect to the Intercreditor Collateral pursuant to the terms of this Agreement, including, without limitation, compensation to the Collateral Agent and its agents and counsel in connection therewith; (ii) second, pro rata to the payment of (A) any accrued and unpaid interest on the Notes owed to the Noteholders at the applicable Note Interest Rate thereto for each Interest Accrual Period and the unpaid principal amount of the Notes then due, if any, and (B) the Settlement Amount owed to the Swap Counterparty together with interest at the rate specified in the Swap Agreement to the date of such application; and (iii) third the proceeds remaining after the distribution made pursuant to (i) and (ii), if any, shall be paid by the Collateral Agent to the Company.


                                    ARTICLE V

                             COLLATERAL ACCOUNT AND
                          PAYMENTS TO SWAP COUNTERPARTY

     Section 5.1 Collateral Account. The Collateral Agent shall, prior to the Closing Date, establish a segregated trust account identified in Schedule A hereto which shall be designated as the Collateral Account identified as held in trust for the benefit of the Noteholders and the Swap Counterparty under this Agreement, into which shall be deposited before 10:00 a.m., New York City time, on any Business Day from time to time all amounts paid by (i) MLPFS and ML&Co., pursuant to the Installment Note and the Guarantee, respectively, in immediately available funds, (ii) any Person to whom the Collateral Agent transfers or sells the Installment Note and the Guarantee pursuant to a Foreclosure Determination and (iii) the Company, and from which the Collateral Agent shall from time to time withdraw all amounts payable to (w) the Swap Counterparty pursuant to the Swap Agreement, (x) the Trust Account pursuant to Section 5.2 hereof, (y) the Swap Counterparty and the Noteholders upon the occurrence of an Event of Default and a foreclosure on or sale of the Installment Note and the Guarantee in accordance with the priorities and amounts described herein and (z) the Company hereunder.

     Section 5.2 Transfer to Trust Account. On the Installment Note Principal Payment Date, if any, the Collateral Agent shall withdraw from the Collateral Account and transfer to the Trust Account, established by the Trustee under the Indenture, an amount equal to the amount paid by MLPFS or ML&Co. on such date in accordance with the Installment Note and the Guarantee, respectively.

     Section 5.3 Payments to the Swap Counterparty. (a) Notwithstanding any other provision in this Agreement, the Collateral Agent shall on each Installment Note Interest Payment Date, (x) withdraw from the Collateral Account an amount representing the Swap Counterparty Payment Amount and disburse such amount to the Swap Counterparty and (y) withdraw all amounts in the Collateral Account in excess of the Swap Counterparty Payment Amount and disburse such amounts to the Issuer.

     (b) If on any Installment Note Interest Payment Date, the amount available in the Collateral Account from the related four-week period is insufficient to make the full amount of the disbursements required to be made by the Collateral Agent on behalf of the Company, the Collateral Agent shall make the disbursements called for in the order and according to the priority set forth under Section 5.3(a) above to the extent funds are available therefor.

     Section 5.4 Extension of Maturity of Installment Note. The Collateral Agent shall, upon receipt of written certification from the Company that it has deposited in the Trust Account the amount referred to in Section 11.1(a)(2)(x) of the Indenture and a written request from the Company to extend the maturity of the Installment Note in accordance with the Installment Note Extension, provide the written notice to MLPFS and ML&CO. referred to in Section 1 thereof to extend the maturity date of the Installment Note to January 19, 2010; provided, however, that the Collateral Agent, as registered holder of the Installment Note, shall have no obligation to extend the maturity date of the Installment Note unless it has received the written certification regarding the deposit amount and the request to extend referred to in this Section.


                                   ARTICLE VI

                          ASSIGNMENT OF SWAP AGREEMENT

     Section 6.1 Assignment of Swap Agreement. (a) Upon the retirement of the Notes and the release of the Installment Note and the Guarantee from the lien of the Noteholders in this Agreement, the Company agrees that the pledge of the Intercreditor Collateral to the Collateral Agent for the benefit of the Swap Counterparty as security for obligations of the Company under the Swap Agreement shall survive such retirement and release and shall continue until the Swap Agreement terminates in accordance with its terms; provided, however, that the Company may substitute for such pledge a pledge to the Collateral Agent for the benefit of the Swap Counterparty, of bills, notes and bonds issued by the Department of the Treasury of the United States of America which are backed by the full faith and credit of the United States of America ("Government Securities') with a remaining maturity of not more than six months and with an aggregate market value of not less than $2,000,000. Upon receipt of documentation satisfactory to the Swap Counterparty providing for such pledge and upon receipt of evidence satisfactory to the Swap Counterparty that such pledge grants to the Collateral Agent, for the benefit of the Swap Counterparty, a valid and perfected first priority security interest in the Government Securities and all proceeds and reinvestments thereof, the Collateral Agent shall deliver to the Company and the Swap Counterparty an instrument describing the release of the Intercreditor Collateral from the lien of the Swap Counterparty in this Agreement.

     (b) The Company and the Swap Counterparty hereby agree, to the following:

          (i) The Swap Counterparty consents to the provisions of the assignment of the Swap Agreement, such consent to be evidenced by the delivery of Exhibit B hereto upon the execution of this Agreement.

          (ii) The Swap Counterparty acknowledges that the Company is assigning all of its right, title and interest in, to and under the Swap Agreement to the Trustee for the benefit of the Noteholders and the Swap Counterparty agrees that all of the representations, covenants and agreements made by the Swap Counterparty in the Swap Agreement are also for the benefit of the Trustee and the Noteholders.

          (iii) The Swap Counterparty shall deliver to the Trustee duplicate original copies of all notices, statements, communications and instruments delivered or required to be delivered to the Company pursuant to the Swap Agreement.

          (iv) Until such time as the Notes have been retired, neither the Company nor the Swap Counterparty will enter into any agreement amending or modifying the Swap Agreement without the prior written consent of the Majority of the Noteholders and any such amendment or modification, without such consent by the Majority of the Noteholders shall be void.

          (v) Until such time as the Notes have been retired, neither the Company nor the Swap Counterparty will deliver any notice of termination of the Swap Agreement without the prior written consent of all the Noteholders.


                                   ARTICLE VII

                         POWERS OF THE COLLATERAL AGENT

     Section 7.1 Enforcement of Security. The Swap Counterparty and the Noteholders by their acceptance of the Notes confirm that, regardless of the relative times of attachment or perfection of Liens simultaneously securing the claims of both the Swap Counterparty and the Noteholders under this Agreement and the obligations of the Company hereunder, or the order of filing of financing statements or other security documents, the Liens granted to the Collateral Agent in respect of the pari passu claims of the Swap Counterparty and the Noteholders in the proceeds of the Installment Note and the Guarantee pursuant to this Agreement shall in all respects be equal and ratable to each other. So long as the Trustee at the direction of a Majority of the Noteholders so directs, the Collateral Agent may foreclose on Liens in any manner which the Trustee at the direction of a Majority of the Noteholders, in their sole discretion, choose, even though a higher price might have been realized if the Trustee at the direction of a Majority of the Noteholders had directed the Collateral Agent to foreclose on the Liens in another manner.

     Section 7.2 Marshalling. The Collateral Agent shall not be required to marshal any present or future security for, or guaranties of, the Intercreditor Collateral or to resort to such security or guaranties in any particular order; and all of the Collateral Agent's rights hereunder and in respect of such securities and guaranties shall be cumulative and in addition to all other rights, however existing or arising.


                                  ARTICLE VIII

                                     AGENCY

     Section 8.1 Appointment and Duties. (a) The Swap Counterparty, the Company and the Noteholders by their acceptance of the Notes designate and appoint The Chase Manhattan Bank, as the Collateral Agent hereunder. Notwithstanding any provision to the contrary herein, the Collateral Agent shall not have any duties or responsibilities except those expressly set forth herein, or any fiduciary relationship with the Swap Counterparty, the Company or the Noteholders, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into the Intercreditor Collateral or this Agreement or otherwise exist against the Collateral Agent. The Collateral Agent shall not be liable for any action taken or omitted by it as such hereunder or under any Intercreditor Collateral, or in connection herewith or therewith, unless caused by its gross negligence or willful misconduct as determined in a Final Judgment.

     (b) The Collateral Agent will give notice to the Swap Counterparty, the Company and the Noteholders of any sale, foreclosure action or other exercise of specific remedies taken by it hereunder relating to the Installment Note and the Guarantee. Such notice shall be given prior to the taking of such action unless the Collateral Agent determines that to do so would be detrimental to the interests of the Swap Counterparty, the Company or the Noteholders, in which event such notice shall be given promptly after the taking of such action.

     (c) The Collateral Agent shall not exercise any rights or remedies, give any consents or take any other actions under or relating to the Intercreditor Collateral or enter into any agreement amending, modifying, supplementing or waiving any provision of the Intercreditor Collateral other than the exercise of such rights and remedies, the giving of consents and the taking of actions delegated to the Collateral Agent hereunder or under the Intercreditor Collateral, unless the Swap Counterparty or a majority of the Noteholders have directed or consented to the Collateral Agent taking such action.

     Section 8.2 Rights of Collateral Agent. (a) The Collateral Agent may execute any of its duties under this Agreement by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Collateral Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

     (b) Neither the Collateral Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or affiliates shall be (i) liable for any action lawfully taken or omitted to be taken by it or such Person under or in connection with any Intercreditor Collateral or this Agreement (except for its or such Person's own gross negligence or willful misconduct as determined in a Final Judgment), or (ii) responsible in any manner to the Swap Counterparty, the Company or the Noteholders for any recitals, statements, representations or warranties made by the Swap Counterparty, the Parent or the Company or any officer of any of them contained in this Agreement, any Intercreditor Collateral or in any certificate, report, statement or other document referred to or provided for in, or received by the Collateral Agent under or in connection with, this Agreement or any of the Intercreditor Collateral or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement, the Intercreditor Collateral or the Notes or for any failure of the Company or the Swap Counterparty to perform their obligations hereunder or thereunder. The Collateral Agent shall not be under any obligation to the Swap Counterparty, the Company or the Noteholders to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any Intercreditor Collateral, or to inspect the properties, books or records of the Company or the Swap Counterparty.

     (c) The Collateral Agent shall have no obligation whatsoever to the Swap Counterparty, the Noteholders or to any other Person to assure that the Intercreditor Collateral exists or is owned by the Company, or is cared for, protected or insured or has been encumbered or that the Liens granted to the Collateral Agent herein or pursuant hereto have been properly or sufficiently or lawfully created, perfected, protected or enforced or are entitled to any particular priority, or to exercise at all or in any particular manner or under any duty of care, disclosure or fidelity, or to continue exercising, any of the rights, authorities and power granted or available to the Collateral Agent in this Agreement or in the Intercreditor Collateral.

     (d) The Collateral Agent shall be entitled to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Company), independent accountants and other experts selected by the Collateral Agent. The Collateral Agent shall be fully justified in failing or refusing to take any action hereunder or under any Intercreditor Collateral (i) if such action would, in the opinion of the Collateral Agent (or its counsel), be contrary to law or the terms of this Agreement or any Intercreditor Collateral, (ii) if it shall not receive such instructions, advice or concurrence of such Persons as it deems necessary or appropriate or (iii) if it shall not first be indemnified to its satisfaction by the Swap Counterparty and the Noteholders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Collateral Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement or any Intercreditor Collateral in accordance with a request of the Swap Counterparty, a Majority of the Noteholders or such other Persons whose approval, consent or instructions are expressly required under the terms of this Agreement or any Intercreditor Collateral, and such request and any action taken or failure to act pursuant thereto shall be binding upon the Swap Counterparty, the Noteholders or such other Persons and their successors and assigns.

     (e) The Collateral Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default unless the Collateral Agent has received notice from the Trustee describing such Default or Event of Default and the agreement under which it arises and stating that such notice is a "notice of default". In the event that the Collateral Agent receives such a notice, the Collateral Agent shall give notice thereof to the Swap Counterparty, the Company and the Noteholders. The Collateral Agent shall take such action with respect to such Event of Default as shall be required herein pursuant to
Section 4.2 or Section 4.3 hereof. No provision of this Agreement shall require the Collateral Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

     (f) In determining whether it has been directed to take action or refrain from taking action by the Swap Counterparty, a Majority of the Noteholders or such other Persons whose approval or consent the Collateral Agent deems necessary or appropriate in its sole discretion, or in determining such other matters as may be necessary pursuant to the terms of this Agreement or any of the Intercreditor Collateral (including, without limitation, amounts payable pursuant to Article IV), the Collateral Agent shall be entitled to request and to rely upon certificates of the Note Registrar as to the outstanding principal amount of the Notes or from the Swap Counterparty as to the Settlement Amount due and payable under the Swap Agreement, and such other matters as the Collateral Agent shall request.

     Section 8.3 Lack of Reliance on the Agent. Each of the Swap Counterparty, the Company and each of the Noteholders by their purchase of the Notes expressly acknowledges that neither the Collateral Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or affiliates have made any representations or warranties to it and that no act by the Collateral Agent hereafter taken, including, without limitation, any review of the affairs of such Persons, shall be deemed to constitute any representation or warranty by the Collateral Agent to such Person. Each Noteholder, by their purchase of the Notes, and the Swap Counterparty represents to the Collateral Agent that it has, independently and without reliance upon the Collateral Agent or any other
Person, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of the Company and made its own decision to enter into this Agreement. Each Noteholder, by their purchase of the Notes, and the Swap Counterparty also represents that it will, independently and without reliance upon the Collateral Agent or any other Holder, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and any Intercreditor Collateral as applicable, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Company. Except for notices, reports and other documents expressly required to be furnished to the Noteholders and the Swap Counterparty by the Collateral Agent hereunder, the Collateral Agent shall not have any duty or responsibility to provide any such Person with any credit or other information concerning the business, operations, property, financial or other condition or creditworthiness of the Company which may come into the possession of the Collateral Agent or any of its officers, directors, employees, agents, attorneys-in-fact or affiliates.

     Section 8.4 The Collateral Agent in Its Individual Capacity. The Collateral Agent and its Affiliates may make loans to, accept deposits from and generally engage in any kind of business with each of the Company, the Swap Counterparty and the Noteholders as though the Collateral Agent were not the Collateral Agent hereunder.

     Section 8.5 Resignation of the Collateral Agent; Appointment of Successor.

     (a) No resignation or removal of the Collateral Agent and no appointment of a successor Collateral Agent pursuant to this Article shall become effective until the acceptance of appointment by the successor Collateral Agent under
Section 8.6.

     (b) The Collateral Agent may resign at any time by giving written notice thereof to the Company, the Swap Counterparty and the Noteholders. Upon receiving such notice of resignation, the Company shall promptly appoint a successor Collateral Agent by written instrument, in duplicate, executed by an Authorized Officer of the Company, one original copy of which shall be delivered to the Collateral Agent so resigning and one original copy to the successor Collateral Agent, together with a copy to each Noteholder, provided that such successor Collateral Agent shall be appointed only upon the written consent of the Holders of a Majority of the Notes if no successor Collateral Agent shall have been appointed and an instrument of acceptance by a successor Collateral Agent shall not have been delivered to the Collateral Agent within 30 days after the giving of such notice of resignation, the resigning Collateral Agent, or any Holder of a Note, may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Collateral Agent.

     (c) The Collateral Agent may be removed at any time by Act of a Majority of the Noteholders delivered to the Collateral Agent, the Swap Counterparty and to the Company.

     (d) If at any time the Collateral Agent shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver or liquidator of the Collateral Agent or of its property shall be appointed or any public officer shall take charge or control of the Collateral Agent or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then,
(i) the Company, by Issuer Order, may remove the Collateral Agent, or (ii) any Noteholder may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Collateral Agent and the appointment of a successor Collateral Agent.

     (e) If the Collateral Agent shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of the Collateral Agent for any cause, the Company, by Issuer Order, shall promptly appoint a successor Collateral Agent, provided that such successor Collateral Agent shall be appointed only upon the written notice to the Noteholders, which notice states that such appointment shall be effective unless rejected by a Majority of the Noteholders within 30 days after the date of such notice and which notice is not followed by a rejection of the appointment by a Majority of the Noteholders within 30 days. If no successor Collateral Agent shall have been so appointed by the Company or the Noteholders and shall have accepted appointment in the manner hereinafter provided any Noteholder may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Collateral Agent.

     (f) The Company shall give prompt notice of each resignation and each removal of the Collateral Agent and each appointment of a successor Collateral Agent by mailing written notice of such event by first-class mail, postage prepaid, to the Holders of the Notes as their names and addresses appear in the Note Register. Each notice shall include the name of the successor Collateral Agent and its Principal Office.

     Section 8.6 Acceptance of Appointment by Successor. Every successor Collateral Agent appointed hereunder shall execute, acknowledge and deliver to the Company, the retiring Collateral Agent and each Noteholder an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Collateral Agent shall become effective and such successor Collateral Agent, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts, duties and obligations of the retiring Collateral Agent; but, on request of the Company or the successor Collateral Agent or the Majority of the Noteholders, such retiring Collateral Agent shall, upon payment of its charges then unpaid, execute and deliver an instrument transferring to such successor Collateral Agent all the rights, powers and trusts of the retiring Collateral Agent, and shall duly assign, transfer and deliver to such successor Collateral Agent all property and money held by such retiring Collateral Agent hereunder. Upon request of any such successor Collateral Agent, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Collateral Agent all such rights, powers and trusts.

     Upon acceptance of appointment by a successor Collateral Agent as provided in this Section, the Company shall mail notice thereof by first-class mail, postage prepaid, to the Noteholders at their last addresses appearing upon the Note Register. If the Company fails to mail such notice within ten days after acceptance of appointment by the successor Collateral Agent, the successor Collateral Agent shall cause such notice to be mailed at the expense of the Company.


                                   ARTICLE IX

                            COVENANTS OF THE COMPANY

     Section 9.1 Protection of Intercreditor Collateral. (a) The Company shall from time to time execute and deliver all such supplements and amendments hereto and all such financing statements, continuation statements, instruments of further assurance and other instruments, and shall take such other action as may be necessary or advisable to:

          (i) grant more effectively all or any portion of the Intercreditor Collateral;

          (ii) maintain or preserve the lien (and the priority thereof) of this Intercreditor Agreement or to carry out more effectively the purposes hereof;

          (iii) perfect, publish notice of, or protect the validity of any Grant made or to be made by this Intercreditor Agreement;

          (iv) enforce any of the instruments or property included in the Intercreditor Collateral;

          (v) preserve and defend title to the Intercreditor Collateral and the rights therein of the Trustee and Collateral Agent and the Holders of the Notes in such Intercreditor Collateral against the claims of all persons and parties; or

          (vi) pay any and all taxes levied or assessed upon all or any part of the Intercreditor Collateral.

The Company hereby designates the Collateral Agent its agent and attorney-in-fact to execute any financing statement, continuation statement or other instrument required pursuant to this Section 9.1; provided, however, that the Collateral Agent shall not be responsible for preparing, filing or recording any such instrument.

     (b) The Collateral Agent shall not remove any portion of the Intercreditor Collateral that consists of money or is evidenced by an instrument, certificate or other writing (A) from the jurisdiction in which it was held at the date the most recent Opinion of Counsel was delivered pursuant to Section 9.2 hereof (or from the jurisdiction in which it was held as described in the Opinion of Counsel delivered at the Closing Date pursuant to Section 3.1(11) of the Indenture, if no Opinion of Counsel has yet been delivered pursuant to Section
9.2 hereof) or (B) from the possession of the Person who held it on such date unless the Collateral Agent shall have first received an Opinion of Counsel to the effect that the lien and security interest created by this Intercreditor Agreement with respect to such property will continue to be maintained after giving effect to such action or actions.

     Section 9.2 Opinions as to Intercreditor Collateral. On or before February 1 in each calendar year, commencing in 1998, the Company shall furnish to the Collateral Agent an Opinion of Counsel either stating that, in the opinion of such counsel, such action has been taken with respect to the Intercreditor Collateral, this Intercreditor Agreement, any agreements supplemental thereto and any other requisite documents as is necessary to maintain the first lien and perfected security interest created by this Intercreditor Agreement with respect to the Intercreditor Collateral and reciting the details of such action or stating that, in the opinion of such counsel, no such action is necessary to maintain such lien and security interest. Such Opinion of Counsel shall also describe the actions that will, in the opinion of such counsel, be required to maintain the lien and security interest of this Intercreditor Agreement with respect to the Intercreditor Collateral until February 1 in the following calendar year.

     Section 9.3 Negative Covenants. The Company will not:

          (1) sell, transfer, exchange or otherwise dispose of, or pledge, mortgage, hypothecate or otherwise encumber (or permit such to occur or suffer such to exist), any part of the Intercreditor Collateral, except as expressly permitted by this Intercreditor Agreement;

          (2) claim any credit on, or make any deduction from, the principal or interest payable with respect to the Notes other than amounts withheld pursuant to Section 7.1 of the Indenture, or assert any claim against any present or future Noteholder, by reason of the payment of any taxes levied or assessed upon any part of the Intercreditor Collateral; or

          (3) (A) permit the validity or effectiveness of this Intercreditor Agreement or any Grant hereunder to be impaired, or permit the lien of this Intercreditor Agreement to be amended, hypothecated, subordinated, terminated or discharged, or permit any Person to be released from any covenants or obligations with respect to this Intercreditor Agreement or the Notes, except as may be expressly permitted hereby or thereby, (B) permit any lien, charge, adverse claim, security interest, mortgage or other encumbrance (other than the lien of this Intercreditor Agreement) to be created on or extended to or otherwise arise upon or burden the Intercreditor Collateral, respectively, or any part thereof, any interest therein or the proceeds thereof or (C) take any action that would permit the lien of this Intercreditor Agreement not to constitute a valid first priority perfected security interest in the Intercreditor Collateral.


                                    ARTICLE X

                                  MISCELLANEOUS

     Section 10.1 Waivers, Amendments. None of the terms or provisions of this Agreement may be amended, supplemented, waived or otherwise modified except by an instrument in writing duly executed by the Collateral Agent, the Company, the Swap Counterparty and the Trustee on behalf of the Noteholders.

     Section 10.2 Agents of the Parent or the Company. Neither the Parent, nor any of the agents, partners, beneficiaries, officers, directors, employees, stockholders, attorneys, advisors or assigns of successors of the Parent or the Company shall be liable for any amounts payable, or performance due, under this Agreement. It is understood that the foregoing provisions of this paragraph shall not (A) prevent recourse to the Intercreditor Collateral or the sums due or to become due under any security, instrument or agreement which is part of the Intercreditor Collateral or (B) constitute a waiver, release or discharge of any indebtedness or obligation evidenced by the Notes or secured by this Agreement, but the same shall continue until paid or discharged, and provided, further, that the foregoing provisions of this Section shall not limit the right of any person to name the Company as a party defendant in any action, suit or in the exercise of any other remedy under the Notes or this Agreement, so long as no judgment in the nature of a deficiency judgment or seeking personal liability shall be asked for or (if obtained) enforced against any such person or entity other than the Company.

     Section 10.3 Payment of Expenses, etc. The Company shall: (i) pay on demand, or reimburse the Collateral Agent for, all the Collateral Agent's internal and external legal, appraisal, valuation and investigation expenses and for all other out-of-pocket costs and expenses of every type and nature (including, without limitation, the fees, expenses and disbursements of attorneys retained by the Collateral Agent and other consultants and agents) incurred by the Collateral Agent in connection with (A) the negotiation, preparation and execution of this Agreement; (B) the administration of this Agreement including consultation with attorneys in connection therewith, (C) the protection, collection or enforcement of any of the Liens granted in the Intercreditor Collateral, (D) foreclosing against the Intercreditor Collateral or exercising or enforcing any other right or remedy available by reason of an Event of Default, (E) the Collateral Agent's commencement, defense or intervention in any litigation or its filing of a petition, complaint, answer, motion or other pleadings in any legal proceeding relating to the Company and related to or arising out of the transactions contemplated hereby, (F) the taking of any other action in or with respect to any suit or proceeding (bankruptcy or otherwise), (G) the protection, preservation, collection, lease, sale, taking possession of, or liquidation of any of the Intercreditor Collateral, or (H) the attempt to enforce or the enforcement of any Lien in any of the Intercreditor Collateral or any other rights under this Agreement or the Intercreditor Collateral; (ii) pay such fees as may be agreed to from time to time between the Collateral Agent and the Company and (iii) indemnify the Collateral Agent, its officers, directors, employees, representatives, attorneys and agents from and hold each of them harmless against any and all losses, liabilities, claims, damages or expenses incurred by any of them arising out of or by reason of any investigation, litigation or other proceeding related to this Agreement, the Intercreditor Collateral, and any other agreement entered into by it in connection therewith including, without limitation, the reasonable fees and disbursements of counsel incurred in connection with any such investigation, litigation or other proceeding, unless, pursuant to a Final Judgment, the Collateral Agent is found to have acted with gross negligence or willful misconduct in the underlying action. To the extent that the obligations of the Company under this Section 10.3 are unenforceable for any reason, the Company hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under applicable law.

     Section 10.4 Termination. The respective obligations and responsibilities of the Company, the Swap Counterparty and the Collateral Agent created hereby shall terminate upon the earlier of (i) January 22, 2007 and (ii) upon the retirement of the Notes, and the satisfaction of the conditions described in
Section 6.1 hereof, the close of business on the date on which the Collateral Agent delivers to the Swap Counterparty and the Company the release described therein. Notwithstanding the above, Section 8.2 shall survive the termination of this Agreement.

     Section 10.5 Notices. Except as otherwise specified herein, all notices, requests, demands or other communications to or upon the respective parties hereto shall be deemed to have been duly given or made when received by the party to which such notice, request, demand or other communication is required or permitted to be given or made under this Agreement, addressed to such party at its address set forth on the signature pages hereto, or at such other address as any of the parties hereto may hereafter notify the others in writing.

     Section 10.6 Binding Effect. This Agreement and the obligations of the parties hereto shall be binding upon their respective successors and assigns, and shall, together with the rights and remedies of the Collateral Agent and the other parties hereto, inure to the benefit of the Collateral Agent, the Swap Counterparty (including, without limitation, any replacement Swap Counterparty succeeding to the duties of the initial Swap Counterparty pursuant to the proviso to Section 5.1 of the Indenture), the Noteholders and their respective successors and assigns; provided, however, that except as provided in Section
7.10 of the Indenture, notwithstanding anything in this Agreement to the contrary, the rights or duties of each of the parties hereto may not be assigned by operation of law or otherwise without the written consent of each of the other parties hereto.

     Section 10.7 Survival of Indemnities. All indemnities set forth herein including, without limitation those contained in Section 8.2 shall survive the termination of this Agreement.

     Section 10.8 Headings Descriptive. The headings of the several sections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

     Section 10.9 Section References. Any reference to a section or subsection is, unless otherwise indicated, a reference to a section or subsection contained in this Agreement.

     Section 10.10 Counterparts; Receipt of Documents. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

     Section 10.11 Governing Law; Submission to Jurisdiction. This Agreement and the rights and obligations of the parties hereunder shall be construed in accordance with and be governed by the laws of the State of New York. Any legal action or proceeding with respect to this Agreement or any other Intercreditor Collateral may be brought in the courts of the State of New York or of the United States of America for the Southern District of New York, and, by execution and delivery of this Agreement, each of the Company and the Swap Counterparty hereby accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. Each of the Company and the Swap Counterparty irrevocably designates CT Corporation System, located at 1633 Broadway, New York, New York 10019 the designee, appointee and agent of such Person (the "Process Agent") to receive, for and on behalf of such Person, service of process in such respective jurisdictions in any legal action or proceeding with respect to this Agreement or any other Intercreditor Collateral, and such service shall be deemed completed ten days after delivery thereof to said agent. It is understood that a copy of such process served on such Process Agent for any of the aforementioned Persons will be promptly forwarded by mail to such Person at its address set forth opposite its signature below, but the failure of such Person to receive such copy shall not affect in any way the service of such process. Each party further irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to such Person at its said address, such service to become effective ten days after such mailing. Each of the parties hereto irrevocably waives any objection, including without limitation, any objection to the laying of venue based on the grounds of forum non conveniens which it may now or hereafter have to the bringing of any such action or proceeding in the jurisdictions hereinabove referenced. Nothing herein shall affect the right of any party hereto to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against any such party in any other jurisdiction.

     Section 10.12 Merger and Integration. Except as specifically stated otherwise herein, this Agreement and the agreements referred to herein set forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by this Agreement. This Agreement may not be modified, amended, waived or supplemented except as provided herein.

     IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed and delivered by their duly authorized officers on the day and year first above written.


                                               THE CHASE MANHATTAN BANK
                                                 as Collateral Agent


                                               By  /s/ Wanda Eiland
                                                  --------------------------
                                                 Title:  Trust Officer
                                               Notice Address:
                                               450 West 33rd Street
                                               15th Floor
                                               New York, New York  10001


                                               ALLEGHANY FUNDING CORPORATION


                                               By  /s/ David B. Cuming
                                                  --------------------------
                                                 Title:  President
                                               Notice Address:
                                               375 Park Avenue
                                               New York, New York 10152
                                               Attn:  Secretary


                                               BARCLAYS BANK PLC


                                               By  /s/ J. Robert Bredahl
                                                  --------------------------
                                                 Title:  Managing Director
                                               Notice Address:
                                               ----------------------------
                                               ----------------------------
                                               Attn:-----------------------

                    INSTALLMENT NOTE AND GUARANTEE ASSIGNMENT


     This Agreement is made as of October 20, 1997 among Alleghany Funding Corporation (the "Company"), The Chase Manhattan Bank in its capacity as Collateral Agent (the "Collateral Agent"), Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPFS") and Merrill Lynch & Co., Inc. ("ML&Co.").


                               W I T N E S S E T H


     WHEREAS, the Company and Trustee have entered into an Indenture dated as of October 20, 1997 (the "Indenture") pursuant to which the Company will issue its $80,000,000 Floating Rate Secured Notes Due 2007 (the "Notes");

     WHEREAS, the Company acquired from Alleghany Corporation (the "Parent") the Installment Note, dated January 7, 1987, from MLPFS, to the Parent in the face amount of $91,535,343.54 (the "Original Installment Note") the maturity of which was extended from January 20, 1999 to January 22, 2007 (which, subject to further conditions, may be further extended to January 19, 2010 as therein provided) pursuant to the terms of Amendment No. 2 to the Installment Sales Agreement, Installment Note No. 001 and Guarantee dated as of October 20, 1997 by and among the Company, MLPFS and ML&Co. (the "Installment Note Extension" and together with the Original Installment Note, the "Installment Note"), which is entitled to the benefit of the Guarantee, dated December 8, 1986 of ML&Co. in a principal amount not to exceed $94,535,343.54 (the "Guarantee"), and (iii) received the assignment from the Parent of the Installment Sales Agreement dated December 8, 1986 by and among Alleghany Financial Corporation (the predecessor of the Parent), MLPFS and ML&Co., as amended by the Installment Note Extension (the "Installment Sales Agreement");

     WHEREAS, the Company will also enter into a Master Agreement and related Confirmation (together, the "Swap Agreement"), each dated as of October 20, 1997 between the Company and the Swap Counterparty pursuant to which the Company will pay certain amounts received under the Installment Note and Guarantee and receive an amount equal to the Note Interest Rate for each Interest Accrual Period under the Indenture;

     WHEREAS, under the Intercreditor and Collateral Agency Agreement (the "Intercreditor Agreement"), dated as of October 20, 1997 among the Collateral Agent, the Swap Counterparty and the Company, the Company will pledge the Installment Note, the Guarantee and the Installment Sales Agreement to the Collateral Agent as security for the Noteholders and the Swap Counterparty pari passu in accordance with the respective amounts owed by the Company to the Noteholders and the Swap Counterparty;

     WHEREAS, under the Indenture the Company will pledge the Swap Agreement to the Trustee as security for the Noteholders and under the Intercreditor Agreement the Swap Counterparty will consent to such pledge;

     WHEREAS, the parties hereto wish to enter into this assignment agreement under which the Company will assign all its right, title and interest in and to the Installment Note, the Guarantee and the Installment Sales Agreement to the Collateral Agent for the benefit of the Noteholders and the Swap Counterparty and MLPFS and ML&Co. will consent to such assignment, all as more fully described herein; and

     NOW, THEREFORE, know by all men these presents, in consideration of the mutual covenants set forth herein, the parties hereto agree as follows:

     1. The Company hereby irrevocably assigns, transfers and sets over to the Collateral Agent all of the Company's interest in and rights, benefits and remedies under the Installment Sales Agreement, the Installment Note and the Guarantee as security under and pursuant to the terms of the Intercreditor Agreement. Such assignment is given pursuant to the terms and provisions of the Installment Sales Agreement, the Installment Note and the Guarantee, and the Collateral Agent and its rights pursuant to such assignment shall be subject to the terms and provisions of the Installment Sales Agreement, the Installment Note and the Guarantee, including, without limit, the restrictions on transfers. MLPFS and ML&Co. shall in no event be obligated to make any payments or to take any actions to any extent other than those expressly stated in the Installment Sales Agreement, the Installment Note and the Guarantee.

     2 Upon the occurrence of a Foreclosure Determination (as such term is defined in the Intercreditor Agreement), the Collateral Agent, and not the Company, shall have the right to exercise the rights, benefits and remedies under the Intercreditor Agreement and the Intercreditor Collateral (as such term is defined in the Intercreditor Agreement).

     3. MLPFS hereby confirms its consent to, and agrees to honor, the assignment of the Installment Note, Guarantee and Installment Sales Agreement by the Parent to the Company, and further confirms its agreement that such assignments shall be deemed to be in compliance with all applicable requirements of the Installment Note, the Guarantee and the Installment Sales Agreement.

     4. ML&Co. hereby confirms its consent to, and agrees to honor, the assignment of the Installment Note, Guarantee and Installment Sales Agreement by the Parent to the Company, and further confirms its agreement that such assignments shall be deemed to be in compliance with all applicable requirements of the Installment Note, the Guarantee and the Installment Sales Agreement.

     5. MLPFS hereby irrevocably grants its consent to, and agrees to honor, the foregoing irrevocable assignment to the Collateral Agent, and agrees that such assignment shall be deemed to be in compliance with all applicable requirements of the Installment Note, the Guarantee and the Installment Sales Agreement.

     6. ML&Co. hereby irrevocably grants its consent to, and agrees to honor, the foregoing irrevocable assignment to the Collateral Agent, and agrees that such assignment shall be deemed to be in compliance with all applicable requirements of the Installment Note, the Guarantee and the Installment Sales Agreement.

     7. For the purpose of paragraph (3) on page six of the original Installment Note only, the Parent shall be deemed to be the registered holder of the Installment Note so long as the Installment Note is owned by the Company or pledged by the Company to secure its obligations. For all other purposes under the Installment Note and the Guarantee, MLPFS and ML&Co. hereby agree to treat the Collateral Agent as the registered holder of the Installment Note and the beneficiary of the Guarantee, respectively.

     8. The Company hereby instructs MLPFS and ML&Co. and MLPFS and ML&Co. hereby agree to make all payments under the Installment Note and the Guarantee, respectively, to the Collateral Account (as such term is defined in the above-referenced Intercreditor Agreement).

     9. This Agreement shall be construed in accordance with and governed by the laws of the State of New York applicable to agreements made and to be performed therein without regard to conflict of laws principles.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement, all as of the day and year first above mentioned.

COLLATERAL AGENT:                          THE CHASE MANHATTAN BANK


                                           By:------------------------------
                                           Name:----------------------------
                                           Title:---------------------------


COMPANY:                                   ALLEGHANY FUNDING CORPORATION


                                           By:-----------------------------
                                           Name:---------------------------
                                           Title:--------------------------



MLPFS:                                     MERRILL LYNCH, PIERCE, FENNER &
                                             SMITH INCORPORATED


                                           By:-----------------------------
                                           Name:---------------------------
                                           Title:--------------------------



ML&Co.:                                    MERRILL LYNCH & CO., INC.


                                           By:-----------------------------
                                           Name:---------------------------
                                           Title:--------------------------

                            SWAP AGREEMENT ASSIGNMENT

     This Agreement is made as of October 20, 1997, among Alleghany Funding Corporation (the "Company"), The Chase Manhattan Bank in its capacity as collateral agent (the "Collateral Agent") and in its capacity as trustee (the "Trustee"), and Barclays Bank PLC (the "Swap Counterparty").

                               W I T N E S S E T H

     WHEREAS, the Company and Trustee have entered into an Indenture dated as of October 20, 1997 (the "Indenture"; capitalized terms used herein and not defined having the meanings assigned to such terms in the Indenture) pursuant to which the Company will issue its $80,000,000 Floating Rate Secured Notes Due 2007 (the "Notes");

     WHEREAS, the Company acquired from Alleghany Corporation (the "Parent") the Installment Note, dated January 7, 1987, from Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPFS"), to the Parent in the face amount of $91,535,343.54 (the "Original Installment Note") the maturity of which was extended from January 20, 1999 to January 22, 2007 (which, subject to further conditions, may be further extended to January 19, 2010 as therein provided) pursuant to the terms of Amendment No. 2 to the Installment Sales Agreement, Installment Note No. 001 and Guarantee dated as of October 20, 1997 by and among the Company, MLPFS and Merrill Lynch & Co., Inc. ("ML&Co.") (the "Installment Note Extension" and together with the Original Installment Note, the "Installment Note"), which is entitled to the benefit of the Guarantee, dated December 8, 1986 of ML&Co. in a principal amount not to exceed $94,535,343.54 (the "Guarantee");

     WHEREAS, the Company will also enter into an Interest Rate and Currency Exchange Agreement and related Confirmation (together, the "Swap Agreement"), each dated as of October 20, 1997 between the Company and the Swap Counterparty pursuant to which the Company will pay an amount equal to certain amounts received under the Installment Note and Guarantee and receive an amount equal to the Note Interest Rate for each Interest Accrual Period under the Indenture;

     WHEREAS, under the Intercreditor and Collateral Agency Agreement (the "Intercreditor Agreement"), dated as of October 20, 1997 among the Collateral Agent, the Swap Counterparty and the Company, the Company will pledge the Installment Note and the Installment Sales Agreement (the "Installment Sales Agreement"), dated as of December 8, 1986 by and among the Parent, MLPFS and ML&Co. to the Collateral Agent as security for the Noteholders and the Swap Counterparty pari passu in accordance with the respective amounts owed by the Company to the Noteholders and the Swap Counterparty;

     WHEREAS, under the Indenture the Company will pledge the Swap Agreement to the Trustee as security for the Noteholders and under the Intercreditor Agreement the Swap Counterparty will consent to such pledge;

     WHEREAS, the parties hereto wish to enter into this assignment agreement under which the Company will assign all its right, title and interest in and to the Swap Agreement to the Trustee for the benefit of the Noteholders and the Swap Counterparty will consent to such assignment;

     NOW, THEREFORE, know by all men these presents, in consideration of the mutual covenants set forth herein, the parties hereto agree as follows:

     1. The Company hereby irrevocably assigns, transfers and sets over to the Trustee all of the Company's estate, right, title and interest in, to and under the Swap Agreement as security under, and pursuant to the terms of, the Indenture; provided, however, that so long as no Event of Default has occurred and is continuing, the Trustee hereby grants the Issuer a license to exercise any of such rights under the Swap Agreement without notice to or the consent of the Trustee or the Noteholders, except that, until such time as the Notes have been retired, neither the Company nor the Swap Counterparty shall (i) enter into any agreement amending or modifying the Swap Agreement without the prior written consent of a majority of the Noteholders or (ii) deliver any notice of termination of the Swap Agreement without the prior written consent of all the Noteholders.

     2. Upon the occurrence of an Event of Default under the Indenture, the Trustee, and not the Company, shall have the right to exercise the rights, benefits and remedies under the Swap Agreement.

     3. The Swap Counterparty hereby irrevocably grants its consent to the foregoing irrevocable assignment to the Trustee.

     4. The Company hereby instructs the Swap Counterparty and the Swap Counterparty hereby agrees to make all payments under the Swap Agreement to the Trust Account (as such term is defined in the above-referenced Indenture).

     5. This Agreement shall be construed in accordance with and governed by the laws of the State of New York applicable to agreements made and to be performed therein without regard to conflict of laws principles.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement, all as of the day and year first above mentioned.

COMPANY:                                   ALLEGHANY FUNDING CORPORATION


                                           By:-----------------------------
                                           Name:---------------------------
                                           Title:--------------------------


SWAP COUNTERPARTY:                         BARCLAYS BANK PLC


                                           By:-----------------------------
                                           Name:---------------------------
                                           Title:--------------------------


TRUSTEE:                                   THE CHASE MANHATTAN BANK


                                           By:-----------------------------
                                           Name:---------------------------
                                           Title:--------------------------

                Schedule A - Identification of Collateral Account


No.  xxxxxxx


Designation:  Intercreditor Trust Account 1997


Location:         The Chase Manhattan Bank
                  450 West 33rd Street
                  15th Floor
                  New York, New York  10001